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                                                                      Exhibit 23

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the use of our report dated January 5, 2001, with respect to the financial statements of Bradford Particle Design plc for the year ended May 31, 2000 included in its Current Report on Form 8-K dated January 11, 2001, filed with the Securities and Exchange Commission.

                                                     /s/ Ernst & Young LLP



Palo Alto, California
January 11, 2001



                                       F-